                                                                    EXHIBIT 4.1

                             [CERTIFICATE GRAPHIC]

NUMBER                           [NORIAN LOGO]                            SHARES

NORI

INCORPORATED UNDER THE LAWS OF               SEE REVERSE FOR STATEMENTS RELATING
   THE STATE OF CALIFORNIA                          TO RIGHTS, PREFERENCES,
                                             PRIVILEGES AND RESTRICTIONS, IF ANY

                                             CUSIP

THIS CERTIFIES THAT





IS THE RECORD HOLDER OF

 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, WITHOUT PAR VALUE, OF

                               NORIAN CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                           [NORIAN CORPORATION Stamp]

/s/                                     /s/

   CHIEF FINANCIAL OFFICER                 PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                    TRANSFER AGENT AND REGISTRAR

BY

                                                            AUTHORIZED SIGNATURE

- --------------------------------------------------
  AMERICAN BANK NOTE COMPANY        APRIL 30, 1996
  3504 ATLANTIC AVENUE
  SUITE 12                             043644fc
  LONG BEACH, CA  90807
  (310) 989-2333           600-19X       NEW
  (FAX) (310) 426-7450
- --------------------------------------------------

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- .........................Custodian.........................
                               (Cust.)                          (Minor)

                     Under Uniform gifts to Minors
                     Act .......................................................
                                               (State)

UNIF TRF MIN ACT --  ...................Custodian (until age...................)
                          (Cust.)

                     ....................................under Uniform Transfers
                                  (Minor)

                     to Minors Act..............................................
                                                    (State)


    Additional abbreviations may also be used though not in the above list.


      FOR VALUE RECEIVED, ................ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
- --------------------------------------

- --------------------------------------

- --------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                                                          Shares
- -------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
- -----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -----------------------------


                                       X
                                         ----------------------------------
                                       X
                                         ----------------------------------
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed





By
   -------------------------------------------
   THE SIGNATURE(S) SHOULD BE GUARANTEED BY
   AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
   AND CREDIT UNIONS WITH MEMBERSHIP IN AN
   APPROVED SIGNATURE GUARANTEE MEDALLION
   PROGRAM), PURSUANT TO S.E.C. RULE 17AG-15.




- --------------------------------------------------
  AMERICAN BANK NOTE COMPANY        APRIL 30, 1996
  3504 ATLANTIC AVENUE
  SUITE 12                             043644bk
  LONG BEACH, CA  90807
  (310) 989-2333                         NEW
  (FAX) (310) 426-7450
- --------------------------------------------------